UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21927

MSS Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of principal executive offices)(Zip code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio  44147

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio  43215

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CCA AGGRESSIVE RETURN FUND

Institutional Class Shares   (RSKIX)

 ANNUAL REPORT

NOVEMBER 30, 2018

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at 1-800-595-4866, or submit a signed letter of instruction requesting paperless reports to CCA AGGRESSIVE RETURN FUND, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports calling the Fund at 1-800-595-4866, or by submitting a signed letter of instruction requesting paper reports to CCA AGGRESSIVE RETURN FUND, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies.  Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Series Trust

CCA AGGRESSIVE  RETURN FUND

LETTER TO THE SHAREHOLDERS

NOVEMBER 30, 2018 (UNAUDITED)

Adam Checchi

Dear Shareholder,

We are pleased to provide the 2018 annual report on the CCA Aggressive Return Fund (the “Fund”).  This report includes a summary of the twelve months of operations ended November 30, 2018 for the Fund.  In addition to this report, information on the Fund can be found on our website at www.ccafunds.com.

As we have previously stated, we created the CCA Aggressive Return Fund with one primary goal: seeking to grow our investors’ hard-earned money!  We feel the best strategy to pursue in seeking to grow our investors’ savings is to invest in civilization - what we refer to as “owning the world.”  We define “owning the world” as an investment strategy that tracks the world’s capital markets.  Presently there are approximately $116 trillion of publicly traded assets, comprised of approximately 8,000 stocks and 21,000 bonds across 54 countries and 24 industries.  We believe that owning the world’s stocks and bonds is a dependable long-term investment strategy because:

•

Global assets should grow with population and productivity

•

Risk is diversified across the world’s companies and governments; not tied to active security selection (i.e., trying to pick the winners and losers)

•

We believe the world will be always be worth more in the future than it is today as our civilization continues to progress

The Fund’s adviser, Checchi Capital Advisers, LLC (“CCA”), uses technology to assess over 85 different fundamental and behavioral characteristics to determine the appropriate investment risk category for each security.1   The CCA Aggressive Return Fund captures the performance of the Aggressive category, the top 10% of highest risk/return securities around the world, by market value.

We encourage you to read through this annual report and the Fund’s prospectus and fact sheets and determine if an investment in the CCA Aggressive Fund is right for you.

Sincerely,

Adam Checchi

_____________________________________

1. For a more detailed explanation of CCA’s risk scoring process, please see the “Principal Investment Strategies” section of the prospectus.

1

CCA AGGRESSIVE  RETURN FUND

LETTER TO THE SHAREHOLDERS (CONTINUED)

NOVEMBER 30, 2018 (UNAUDITED)

Management’s Discussion of Performance

Global securities markets underperformed in 2018 with both the MSCI ACWI Global Equity Index and the Barclays Global Aggregate Bond Index producing negative results.  The CCA Aggressive Return Fund Institutional Class returned -4.71% for the twelve months ended November 30, 2018, compared to -0.45% for the MSCI All Country World Index and -2.82% for the Barclays Global Aggregate Bond Index for the same period. The CCA Aggressive Return Fund Institutional Class has returned 4.04% on an annualized basis since inception on December 26, 2012.

The CCA Aggressive Return Fund attempts to capture the performance of the 10% of the world’s assets that provide the highest risk/return, as determined by the Fund’s adviser, CCA.  To determine which securities have the highest risk/return, CCA periodically scores and ranks the world’s assets and modifies the Fund’s holdings accordingly.  As a result, it is difficult to provide an accurate “static” benchmark for the CCA Aggressive Return Fund.  Previously, CCA used a blended benchmark of 100% global equity indices to track the performance of the CCA Aggressive Return Fund.  However, due to historical Fund asset allocations including substantial amounts of both equity and fixed income securities since inception, CCA determined a change was necessary in its blended benchmark methodology.   Therefore, the revised blended benchmark consists of 50% Barclays Global Aggregate Bond Index, 18% MSCI USA Investable Market Index, 20% MSCI EAFE Investable Market Index, and 12% MSCI Emerging Markets Investable Market Index.  As of November 30, 2018, the CCA Aggressive Return Fund holdings consisted of approximately 100% equities and no fixed income securities.2

The Fund underperformed its revised blended benchmark by 1.5% for the twelve months ended November 30, 2018.  The underperformance was driven primarily by a lack of direction in higher risk return assets. Part of our strategy relies on taking advantage of momentum in capital markets and consequently during periods of weak direction we tend to underperform. Unlike last year, this has been a period of weak direction as we saw stocks and bonds marginally negative in the first calendar quarter of the year, marginally positive in the second calendar quarter and then reversal again in the third and fourth calendar quarters.  The Fund incurred annual operating expenses of 0.9%, which is the contractually agreed limit on annual fund expenses charged to the Fund.  The 0.9% annual operating expense does not include other fees associated with the Fund, including acquired fund fees and expenses, interest expenses, and other brokerage and trading costs.  Please refer to the Fund’s prospectus for more information.3

CCA expects that the Fund’s performance relative to its revised blended benchmark will deviate from year to year, which the Fund experienced in 2018.  As a result, it is difficult to provide a “static” benchmark that consistently approximates the performance of the Fund.  Changes were made to the blended benchmark in 2016, as noted above, to provide the investor with the most accurate performance benchmark possible.  CCA will continue to revisit the Fund’s blended benchmark and the underlying index proportions and adjust accordingly.

________________________________

2. Asset class allocation excludes cash holdings.

3. CCA has contractually agreed to reduce its fees and to reimburse expenses, at least through April 1, 2019, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or

CCA AGGRESSIVE  RETURN FUND

LETTER TO THE SHAREHOLDERS (CONTINUED)

NOVEMBER 30, 2018 (UNAUDITED)

reorganization, or extraordinary expenses such as litigation expenses) will not exceed 0.90% of the average daily net assets attributable to the Institutional Class.

CCA AGGRESSIVE  RETURN FUND

PERFORMANCE ILLUSTRATION

NOVEMBER 30, 2018 (UNAUDITED)

 ANNUALIZED TOTAL RETURNS

FOR THE PERIODS ENDED NOVEMBER 30, 2018

FUND/INDEX	ONE YEAR	FIVE YEAR	SINCE INCEPTION	VALUE
CCA Aggressive Return Fund – Institutional Class	-4.63%	1.99%	4.04%	$12,645
MSCI USA IMI Index (a)	5.55%	10.69%	13.98%	$21,727
MSCI EAFE IMI Index (b)	-7.75%	2.76%	5.82%	$13,987
MSCI Emerging Markets IMI Index (c)	-9.41%	2.12%	1.85%	$11,145
MSCI All Country World Index (d)	-0.45%	6.75%	9.23%	$16,882
Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD (e)	-2.82%	0.56%	0.12%	$10,073
Blended Benchmark (f)	-3.25%	2.89%	3.78%	$12,462

CCA Aggressive Return Fund - Institutional Class
MSCI USA IMI Index
MSCI EAFE IMI Index
MSCI Emerging Markets IMI Index
Blended Benchmark
MSCI All Country World Index
Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD
25,000
24,000
23,000
22,000
21,000
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
Dec-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
Aug-15
Nov-15
Feb-16
May-16
Aug-16
Nov-16
Feb-17
May-17
Aug-17
Nov-17
Feb-18
May-18
Aug-18
Nov-18

Since inception returns assumes inception date of December 26, 2012 for the Institutional Class shares.

This chart assumes an initial investment of $10,000 made on the closing of December 26, 2012. Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain updated performance data call the Fund toll-free at 1-800-595-4866.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

(a) MSCI USA IMI Index – A proxy for the Total U.S. Equity Market, the MSCI USA Investable Market Index is designed to measure the performance of the large, mid and small cap segments of the U.S. market. Investors cannot invest directly in an index.

(b) MSCI EAFE IMI Index – A proxy for the Total Developed Equity Market excluding North America, the MSCI EAFE Investable Market Index is designed to measure the performance of the large, mid and small cap segments of the developed markets, excluding North America.

(c) MSCI Emerging Markets IMI Index – A proxy for the Total Emerging Equity Market, the MSCI Emerging Markets Investable Market Index is designed to measure the performance of the large, mid and small cap segments of the emerging markets.

(d) MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(e) Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD – A proxy for the Total Global Investment Grade Bond Market, the Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD is designed to measure the performance of the global investment grade bond markets.

(f) The blended benchmark consists of 50% Bloomberg Barclays Global-Aggregate Total Return Index Value Unhedged USD, 18% MSCI USA Investable Market Index, 20% MSCI EAFE Investable Market Index, and 12% MSCI Emerging Markets Investable Market Index.

The Fund's total annual operating expenses before fee waivers, per the March 30, 2018 prospectus, is 1.80% for the Institutional Class. After fee waivers, the Fund's total annual operating expenses are 1.17% for the Institutional Class.

CCA AGGRESSIVE  RETURN FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type or industry sector of the underlying securities as of November 30, 2018, represented as a percentage of the portfolio of investments.  Below categories are from Bloomberg®.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2018

Shares		Value

COMMON STOCKS - 41.61%

Accident & Health Insurance - 0.17%
1259	Aflac, Inc.	$ 57,587

Air Transport, Scheduled - 0.21%
1146	Delta Air Lines, Inc.	69,574

Aircraft Engines & Engine Parts - 0.49%
1330	United Technology Corp.	162,047

Beverages - 0.99%
6,468	The Coca-Cola Co.	325,987

Biological Products (No Diagnostic Substances) - 0.58%
923	Amgen, Inc.	192,215

Cable & Other Pay Television Services - 1.08%
7,485	Comcast Corp. Class A	291,990
1,315	Twenty-First Century Fox, Inc. Class B	64,474
		356,464
Canned, Frozen & Preserved Fruit, Veg & Food Specialties - 0.31%
2,025	Kraft Heinz Co.	103,518

Chemicals - 0.18%
365	Air Products & Chemicals, Inc.	58,718

Cigarettes - 0.67%
2,558	Philip Morris International, Inc.	221,344

Computer & Office Equipment - 0.86%
2,446	Hewlett Packard Enterprise Co.	36,690
2,603	HP, Inc.	59,869
1,507	International Business Machines Corp.	187,275
		283,834
Computer Communications Equipment - 1.00%
6,934	Cisco Systems, Inc.	331,931

Construction Machinery & Equip - 0.41%
989	Caterpillar, Inc.	134,178

Crude Petroleum & Natural Gas - 0.27%
1,255	Occidental Petroleum Corp.	88,189

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2018

Shares		Value

Electric & Other Services Combined - 0.78%
355	Consolidated Edison, Inc.	$ 28,524
1,588	Exelon Corp.	73,667
1,171	Duke Energy Corp.	103,715
844	PG & E Corp. *	22,265
541	Public Service Enterprise Group, Inc.	30,242
		258,413
Electric Services - 1.27%
810	American Electric Power Co, Inc.	62,969
1,073	Dominion Energy, Inc.	79,938
423	Edison International	23,400
775	NextEra Energy, Inc.	140,825
1,153	PPL Corp.	35,270
1,664	Southern Co.	78,757
		421,159
Electronic & Other Electrical Equipment (No Computer Equipment) - 0.54%
1,044	Emerson Electric Co.	70,491
14,295	General Electric Co.	107,212
		177,703
Engine & Turbines - 0.12%
271	Cummins, Inc.	40,937

Entertainment Content - 0.00%
762	I-Cable Communications Ltd. (Hong Kong) *	11

Farm Machinery & Equipment - 0.25%
534	Deere & Co.	82,706

Fats & Oils - 0.08%
572	Archer Daniels Midland Co.	26,323

Finance Services - 0.10%
1,223	Synchrony Financial	31,774

Fire, Marine & Casualty Insurance - 0.52%
569	Allstate Corp.	50,749
1,463	American International Group, Inc.	63,275
440	Travelers Cos, Inc.	57,363
		171,387
Food & Kindred Products - 0.33%
2,416	Mondelez International, Inc.	108,672

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2018

Shares		Value

Gas & Other Services Combined - 0.16%
451	Sempra Energy	$ 51,964

Grain Mill Products - 0.18%
552	General Mills, Inc.	23,355
580	Kellogg Co.	36,917
		60,272
Hotels & Motels - 0.21%
1,297	Las Vegas Sands Corp.	71,257

Industrial Instruments For Measurement, Display, And Control - 0.38%
1,144	Danaher Corp.	125,314

Insurance Agents, Brokers & Services -0.22%
831	Marsh & McLennan Co, Inc.	73,710

Investment Advice - 0.18%
235	Ameriprise Financial, Inc.	30,491
874	Franklin Resources, Inc.	29,620
		60,111
Life Insurance - 0.42%
1,641	MetLife, Inc.	73,238
685	Prudential Financial, Inc.	64,226
		137,464
Metals & Mining - 0.04%
48,000	United Co. Rusal Plc. (Russian Federation) *	13,374

Motor Vehicles & Passenger Car Bodies - 0.57%
6,528	Ford Motor Co.	61,428
2,371	General Motors Co.	89,979
589	Paccar, Inc.	36,648
		188,055
National Commercial Banks - 6.27%
15,196	Bank of America Corp.	431,566
1,277	BB&T Corp.	65,255
788	Capital One Financial Corp.	70,668
3,740	Citigroup, Inc.	242,315
5,149	JPMorgan Chase & Co.	572,517
765	PNC Financial Services Group, Inc.	103,872
758	SunTrust Banks, Inc.	47,519
2,676	US Bancorp	145,735
7,289	Wells Fargo & Co.	395,647
		2,075,094

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2018

Shares		Value

Natural Gas Transmission - 0.19%
3,597	Kinder Morgan, Inc.	$ 61,401

Oil, Gas Field Services, NBC - 0.45%
1,444	Halliburton Co.	45,385
2,271	Schlumberger Ltd.	102,422
		147,807
P&C Insurance - 1.39%
2,110	Berkshire Hathaway, Inc. Class B *	460,486

Paper Mills - 0.10%
717	International Paper Co.	33,118

Personal Credit Institutions - 0.08%
360	Discover Financial Services	25,668

Petroleum Refining 3.61%
2,905	Chevron Corp.	345,521
1,899	ConocoPhillips	125,676
6,556	Exxon Mobil Corp.	521,202
1,139	Marathon Petroleum Corp.	74,217
764	Phillips 66	71,449
703	Valero Energy Corp.	56,170
		1,194,235
Pharmaceutical Preparations - 4.77%
4,153	Johnson & Johnson	610,076
1,765	Lilly Eli & Co.	209,400
3,992	Merck & Co., Inc.	316,725
862	Mylan N.V. *	29,187
8,950	Pfizer, Inc.	413,759
		1,579,147
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.59%
3,397	DowDuPont, Inc.	196,516

Radio & TV Broadcasting & Communications Equipment - 0.33%
1,877	QualComm, Inc.	109,354

Railroads, Line-Haul Operating - 0.24%
463	Norfolk Southern Corp.	79,053

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2018

Shares		Value

Retail - Drug Stores & Proprietary Stores - 0.83%
1,677	CVS Health Corp.	$ 134,495
1,637	Walgreens Boots Alliance, Inc.	138,605
		273,100
Retail - Grocery Stores - 0.12%
1,375	The Kroger Co.	40,782

Retail - Variety Stores - 2.02%
721	Costco Wholesale Corp.	166,753
865	Target Corp.	61,380
4,502	Walmart, Inc.	439,620
		667,753
Security & Commodity Brokers, Dealers, Exchanges & Services - 0.63%
559	CME Group, Inc.	106,255
939	Intercontinental Exchange, Inc.	76,735
258	Rowe T Price Group, Inc.	25,635
		208,625
Security Brokers, Dealers & Flotation Companies - 1.09%
265	BlackRock, Inc.	113,423
2,887	Morgan Stanley	128,154
623	The Goldman Sachs Group, Inc.	118,800
		360,377
Semiconductors & Related Devices - 1.05%
7,039	Intel Corp.	347,093

Ship & Boat Building & Repairing - 0.27%
489	General Dynamics Corp.	90,411

Soap, detergent, cleaning preparations, perfumes, cosmetics - 1.09%
3,806	Procter & Gamble Co.	359,705

State Commercial Banks - 0.47%
1,652	Bank of New York Melion Corp.	84,764
159	M&T Bank Corp.	26,873
626	State Street Corp.	45,711
		157,348
Telephone Communications (No Radio Telephone) - 2.21%
11,175	AT&T, Inc.	349,107
6,344	Verizon Communications, Inc.	382,543
		731,650
Water Transportation - 0.16%
869	Carnival Corp.	52,392

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2018

Shares		Value

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.08%
507	Cardinal Health, Inc.	$ 27,799

Total for Common Stocks (Cost - $14,059,298) - 41.61%		$ 13,765,106

EXCHANGE TRADED FUNDS - 35.67%
3,047	iShares Agency Bond ETF	337,827
823	iShares Core FTSE 100 UCITS ETF (Ireland)	7,284
31,309	iShares JP Morgan USD Emerging Markets Bond ETF	3,246,430
203	SPDR S&P/ASX 200 Fund (Australia)	7,903
181,023	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	5,964,708
28,753	Vanguard Short-Term Corporate Bond ETF	2,233,533
1	Vanguard Value ETF	109
Total Exchange Traded Funds (Cost - $11,723,990) - 35.67%		$ 11,797,794

REAL ESTATE INVESTMENT TRUSTS - 0.83%
222	Boston Properties, Inc.	29,126
419	Equity Residential	29,854
1,028	Prologis, Inc.	69,225
287	Public Storage	61,206
483	Ventas, Inc.	30,666
427	Welltower, Inc.	30,885
837	Weyerhaeuser Co.	22,105
Total Real Estate Investment Trusts (Cost - $268,556) - 0.83%		$ 273,067

U.S. Treasury Notes - 20.77%
200,000	US Treasury, 2.5%, 6/30/2020	199,031
200,000	US Treasury, 2.625%, 7/31/2020	199,352
70,000	US Treasury, 2.25%, 8/15/2027	66,022
70,000	US Treasury, 2.25%, 11/15/2027	65,879
70,000	US Treasury, 2.75%, 2/15/2028	68,551
70,000	US Treasury, 2.875%, 5/15/2028	69,204
70,000	US Treasury, 2.875%, 8/15/2028	69,163
200,000	US Treasury, 2.75%, 9/15/2021	199,562
200,000	US Treasury, 2.75%, 9/30/2020	199,735
200,000	US Treasury, 2.875%, 10/15/2021	200,195
200,000	US Treasury, 2.875%, 10/31/2020	200,164
200,000	US Treasury, 2.75%, 2/15/2024	198,727
200,000	US Treasury, 2.375%, 8/15/2024	194,484
200,000	US Treasury, 2.25%, 11/15/2024	192,805
200,000	US Treasury, 1.625%, 12/31/2019	197,578
200,000	US Treasury, 1.25%, 1/31/2020	196,539

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2018

Shares		Value

U.S. Treasury Notes - (Continued)
200,000	US Treasury, 2%, 2/15/2025	$ 189,586
200,000	US Treasury, 1.375%, 2/29/2020	196,562
200,000	US Treasury, 1.375%, 3/31/2020	196,297
200,000	US Treasury, 1.375%, 4/30/2020	196,086
200,000	US Treasury, 2%, 8/15/2025	188,719
200,000	US Treasury, 1.375%, 8/31/2020	195,086
200,000	US Treasury, 2%, 11/30/2022	193,594
200,000	US Treasury, 1.625%, 11/30/2020	195,367
200,000	US Treasury, 2.125%, 12/31/2022	194,375
200,000	US Treasury, 1.75%, 12/31/2020	195,773
70,000	US Treasury, 1.625%, 2/15/2026	64,047
200,000	US Treasury, 3.625%, 2/15/2021	203,391
70,000	US Treasury, 1.625%, 5/15/2026	63,834
200,000	US Treasury, 2.125%, 8/15/2021	196,312
70,000	US Treasury, 2%, 11/15/2026	65,209
200,000	US Treasury, 2%, 2/15/2023	193,164
200,000	US Treasury, 2.25%, 1/31/2024	194,008
70,000	US Treasury, 2.25%, 2/15/2027	66,309
200,000	US Treasury, 1.75%, 5/15/2023	190,703
200,000	US Treasury, 2.5%, 8/15/2023	196,812
200,000	US Treasury, 2.75%, 11/15/2023	198,945
200,000	US Treasury, 2.5%, 5/15/2024	196,094
70,000	US Treasury, 2.375%, 5/15/2027	66,853
200,000	US Treasury, 2.125%, 5/15/2025	190,625
200,000	US Treasury, 1.5%, 5/31/2020	196,164
70,000	US Treasury, 1.5%, 8/15/2026	63,011
70,000	US Treasury, 2.25%, 11/15/2025	66,987
Total U.S. Treasury Notes (Cost - $6,856,381) - 20.77%		$ 6,870,904

MONEY MARKET FUND - 0.90%
295,867	Invesco Short-Term Investments Trust Treasury Portfolio Institutional Class 2.15% ** (Cost - $295,867)	$ 295,867

	Total Investments (Cost - $33,204,092) - 99.78%	$ 33,002,738

	Other Assets Less Liabilities - 0.22%	73,597

	Net Assets - 100.00%	$ 33,076,335

* Non-Income Producing Security.

** Variable Rate Security: The Yield Rate shown represents the rate at November 30, 2018.

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2018

As of November 30, 2018, the breakout of the Fund's portfolio by country was as follows:
Country	% of Net Assets
Australia	0.02%
Hong Kong	0.00%	^
Ireland	0.02%
Russian Federation	0.04%
United States	99.92%
	100.00%

^ Less than 0.005%

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2018

Assets:
Investments in Securities, at Value (Cost $33,204,092)	$ 33,002,738
Cash Denominated in Foreign Currencies (Cost $0)	208
Receivables:
Dividends and Interest	93,534
Shareholder Subscription	1,163
Prepaid Expenses	18,921
Total Assets	33,116,564
Liabilities:
Payables:
Adviser Fees	13,442
Administrative Fees	567
Chief Compliance Officer Fees	516
Trustee Fees	321
Other Accrued Expenses	25,383
Total Liabilities	40,229
Net Assets	$ 33,076,335

Net Assets Consist of:
Paid In Capital	$ 32,307,364
Distributable Earnings	768,971
Net Assets	$ 33,076,335

Net Asset Value Per Share

Institutional Class
Net Assets	$ 33,076,335
Shares of beneficial interest outstanding (unlimited shares authorized at no par value)	2,881,589
Net asset value and offering price per share	$ 11.48
Minimum Redemption price per share (a)	$ 11.25

(a) A redemption fee of 2.00% is imposed in the event of certain redemption transactions occurring within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

STATEMENT OF OPERATIONS

For the year ended NOVEMBER 30, 2018

Investment Income:
Dividends (a)	$ 526,310
Interest	12,987
Total Investment Income	539,297

Expenses:
Advisory Fees	264,962
Administrative Fees	6,068
Transfer Agent Fees	46,483
Registration Fees	35,412
Audit Fees	11,494
Legal Fees	43,543
Custody Fees	52,879
Printing Fees	630
Insurance Fees	3,306
Compliance Officer Fees	6,016
Trustee Fees	2,121
NASDAQ Fees	949
Other Fees	5,145
Total Expenses	479,008
Fees Waived and/or Expenses Reimbursed by the Adviser	(160,644)
Net Expenses	318,364

Net Investment Income	220,933

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net Realized Gain on Investments and Foreign Currency Transactions	853,095
Capital Gain Distributions from Underlying Funds	2,059
Net Change in Unrealized Depreciation on Investments	(2,678,891)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(1,823,737)

Net Decrease in Net Assets Resulting from Operations	$(1,602,804)

(a) Net of foreign withholding taxes of $118.

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	11/30/2018	11/30/2017
Increase in Net Assets From Operations:
Net Investment Income	$ 220,933	$ 173,765
Net Realized Gain on Investments and Foreign Currency Transactions	853,095	2,926,278
Capital Gain Distributions from Underlying Funds	2,059	6,471
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,678,891)	2,059,220
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,602,804)	5,165,734

Distributions to Shareholders:
Net Investment Income:
Institutional Class Shares	(160,773)	(90,133)
Investor Class Shares *	-	(127)
Load Class Shares *	-	(169)
Net Realized Gains:
Institutional Class Shares	(1,038,255)	-
Investor Class Shares *	-	-
Load Class Shares *	-	-
Total Distributions Paid to Shareholders	(1,199,028)	(90,429)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	1,624,155	15,499,774
Investor Class *	-	10,589
Load Class *	-	-
Proceeds from Reinvestment of Distributions
Institutional Class	1,101,247	88,062
Investor Class *	-	127
Load Class *	-	169
Cost of Shares Redeemed:
Institutional Class	(2,817,733)	(5,530,335)
Investor Class *	-	(112,901)
Load Class *	-	(103,702)
Redemption Fees	-	901
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(92,331)	9,852,684

Net Increase (Decrease) in Net Assets	(2,894,163)	14,927,989

Net Assets:
Beginning of Year	35,970,498	21,042,509

End of Year	$33,076,335	$35,970,498

Share Activity
Institutional Class:
Shares Sold	132,228	1,347,959
Shares Reinvested	90,192	8,363
Shares Redeemed	(230,374)	(489,121)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(7,954)	867,201

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Years Ended
	11/30/2018	11/30/2017
Investor Class: *
Shares Sold	-	963
Shares Reinvested	-	12
Shares Redeemed	-	(9,790)
Net Decrease in Shares of Beneficial Interest Outstanding	-	(8,815)

Load Class: *
Shares Sold	-	-
Shares Reinvested	-	16
Shares Redeemed	-	(8,973)
Net Decrease in Shares of Beneficial Interest Outstanding	-	(8,957)

* On June 20, 2017, the Investor Class shares and Load Class shares were liquidated, and both classes of shares were closed.

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

	Year Ended
	11/30/2018	11/30/2017	11/30/2016	11/30/2015	11/30/2014

Net Asset Value, at Beginning of Year	$ 12.45	$ 10.31	$ 9.94	$ 11.72	$ 11.46

Income From Investment Operations:
Net Investment Income *	0.08	0.07	0.02	0.11	0.21
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.63)	2.11	0.45	(1.72)(c)	0.44(c)
Total from Investment Operations	(0.55)	2.18	0.47	(1.61)	0.65

Distributions:
Net Investment Income	(0.06)	(0.04)	(0.10)	(0.17)	(0.05)
Net Realized Gains	(0.36)	-	-	-	(0.34)
Total from Distributions	(0.42)	(0.04)	(0.10)	(0.17)	(0.39)

Redemption Fees	-	- †	-	-	- †

Net Asset Value, at End of Year	$ 11.48	$ 12.45	$ 10.31	$ 9.94	$ 11.72

Total Return **	(4.63)%	21.27%	4.83%	(13.92)%	5.73%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$33,076	$35,970	$20,859	$ 20,475	$21,929
Before Waiver
Ratio of Expenses to Average Net Assets (a)	1.36%	1.53%(d)	1.63%	1.63%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (b)	0.17%	0.14%	(0.48)%	0.23%	0.71%
After Waiver
Ratio of Expenses to Average Net Assets (a)	0.90%	1.05%(d)	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets (a) (b)	0.63%	0.62%	0.24%	0.96%	1.80%
Portfolio Turnover	474%	341%	520%	457%	352%

(a) Does not include expenses of underlying investment companies in which the Fund invests.

(b) Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by underlying investment companies in which the Fund invests.

(c) The amount of net gain or loss on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.

(d) For the year ended November 30, 2017, 0.15% of expenses were attributable to legal fees for the Fund's reorganization, into MSS Series Trust and therefore were extraordinary and outside of the expense limitation agreement.

† Amount is less than $0.005.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns would have been lower had the advisor not reimbursed expenses/waived fees during the period.

The accompanying notes are an integral part of these financial statements.

CCA AGGRESSIVE RETURN FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2018

1.  ORGANIZATION

MSS Series Trust (“Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the "Trust Agreement").  The Trust Agreement permits the Trust’s Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The CCA Aggressive Return Fund (“Fund”), Footprints Discover Value Fund, Fallen Angels Income Fund, and AINN Fund are the only series currently authorized by the Trustees.  The Fund is a diversified fund.  The investment adviser to the Fund is Checchi Capital Advisers, LLC ("CCA" or "Adviser").

The CCA Aggressive Return Fund’s investment objective is to provide long-term total return.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.  The Trust follows the accounting and reporting requirements under ASC 946 and ASU 2013-08.

SECURITY VALUATIONS:

Processes and Structure

The Board has adopted guidelines for valuing securities including circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing Policy

The Board has adopted guidelines for fair value pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser (“Fair Value Pricing”), subject to review by the Board.  The Adviser must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in

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NOVEMBER 30, 2018

conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Fair Value Measurements

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities (common stocks, exchange traded funds, and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

U.S. government obligations. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Short-term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

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NOVEMBER 30, 2018

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Fund’s investments measured at fair value as of November 30, 2018, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of November 30, 2018 (Total)
Assets
Common Stocks	$ 13,765,106	$ -	$ -	$ 13,765,106
Exchange Traded Funds	11,797,794	-	-	11,797,794
Real Estate Investment Trusts	273,067	-	-	273,067
U.S. Treasury Notes	-	6,870,904	-	6,870,904
Money Market Funds	295,867	-	-	295,867
Total	$ 26,131,834	$ 6,870,904	$ -	$ 33,002,738

During the year ended November 30, 2018, there were no transfers between Level 1, 2, or 3 in the Fund. The Fund did not hold any Level 3 securities during the period presented.  For a further breakdown of each investment by industry type, please refer to the Fund’s Schedule of Investments.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method.  Withholding taxes on

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2018

foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended November 30, 2018, related to uncertain tax positions taken on returns filed for open tax years (2015-2017), or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. federal and certain state tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended November 30, 2018, the Fund did not incur any interest or penalties.

SHARE VALUATION:  The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding for the Fund to determine the NAV of each share class.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund typically distributes substantially all of its net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2018

assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

REDEMPTION FEES: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee of 2.00% on shares redeemed within 60 days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is applied uniformly in all cases.  There were no redemption fees collected by the Fund during the year ended November 30, 2018.

FOREIGN CURRENCY TRANSLATION:  The books and records of the Fund are maintained in U.S. dollars.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS: The Fund maintains its cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and believe it is not exposed to any significant credit risk on its cash deposits.

CCA AGGRESSIVE RETURN FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2018

3.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Checchi Capital Advisers, LLC, serves as the Fund’s investment adviser.  Pursuant to a management agreement, the Fund pays Checchi Capital Advisers, LLC, on a monthly basis, an annual advisory fee equivalent to 0.75% of the Fund's average daily net assets. During the year ended November 30, 2018, the Adviser earned $264,962 in management fees from the Fund.  During the year ended November 30, 2018, the Adviser waived management fees of $160,644.  At November 30, 2018, the Fund owed the Adviser $13,442.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through April 1, 2019, to ensure that the total annual operating expenses of the Fund, after fee waiver and reimbursement (exclusive of any 12b-1 fees, acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 0.90% of the average daily net assets.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the waiver or reimbursement occurs, if such recoupment is approved by the Board. The Fund may only make a repayment to the Adviser if such repayment does not cause the Fund’s expenses to exceed both 1) the expense cap in place of the time the expenses were waived, and 2) the Fund’s current expense cap.  This agreement may be terminated only by the Board of Trustees, on 60 days written notice to the Adviser.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.  As of November 30, 2018, expense waivers and reimbursements subject to recoupment were as follows:

Recoverable Through	Amount Recoverable
November 30, 2021	$160,644
November 30, 2020	$134,275
November 30, 2019	$153,101

An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC (“MSS”), the Fund’s transfer agent and fund accountant.  MSS receives an annual fee from the Fund of $11.50 per shareholder for transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund. The fund accounting fees range from $22,200 to $70,540 depending on the average net assets of the Fund.  For year ended November 30, 2018, MSS earned $46,483 from the Fund for transfer agent and accounting services. As of November 30, 2018, the Fund owes MSS $3,766 for transfer agent and accounting services.

The Trust, on behalf of the Fund, also entered into Administration and Compliance Agreements with Empirical Administration, LLC (“Empirical”) which provides for administration and compliance services to the Fund.  Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of MSS.  Mr. Pokersnik serves as the Chief Compliance Officer and an officer of the Trust.  For the services Empirical

CCA AGGRESSIVE RETURN FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2018

provides under the Administration and Compliance Agreements Empirical receives a monthly fee of $1,000 from the Fund.  For the year ended November 30, 2018 Empirical earned $12,084 for these services.  As of November 30, 2018, the Fund owed Empirical $1,083.

UNDERWRITER FEES: Arbor Court Capital, LLC (the "Underwriter") acts as the Fund's principal underwriter in a continuous offering of the Fund's shares. The Underwriter is an affiliate of Mutual Shareholder Services (“MSS”).  Mr. Getts is the president and owner of the Underwriter.  For the year ended November 30, 2018, the Fund paid the Underwriter $14,925 for its services.

4.  SHARES OF BENEFICIAL INTEREST

The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  As of November 30, 2018, paid in capital amounted to $32,307,364 for the Fund.

5.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments and U.S. Treasuries, for the year ended November 30, 2018, were as follows:

Purchases	$ 158,556,379
Sales	$ 166,419,232

U.S. Treasury transactions for the year ended November 30, 2018, were as follows:

Purchases	$ 6,854,228
Sales	$ -

6.  FEDERAL INCOME TAX

For Federal Income Tax purposes, the cost of investments owned as of November 30, 2018 is $33,204,092.  As of November 30, 2018, the gross unrealized appreciation on a tax basis totaled $549,009 and the gross unrealized depreciation totaled $750,155 for a net unrealized depreciation of $201,146.

As of November 30, 2018 the components of accumulated earnings on a tax basis were as follows:

Deferral of Post October Loss **

$    (33,130)

Net unrealized depreciation

    (201,146)

Undistributed long-term capital gain

 -

Undistributed ordinary income

   1,003,247

Total

$    768,971

** These deferrals are considered are considered incurred in the subsequent year.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2018

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes, and the treatment of short-term capital gains as net investment income for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure. Under current tax law, net capital losses realized after October 31st may be deferred and treated as occurring on the first day of the following year.  The Fund elected to utilize the post-October loss of $309,094 for the fiscal year ended November 30, 2017.  The Fund utilized $1,615,592 of short-term capital loss carry-forwards during the fiscal year ended November 30, 2017.

For the year ended November 30, 2018, the fund paid an ordinary income distribution of $160,773, a short-term capital gain of $1,032,476, and a long-term capital gain of $5,779.

For the year ended November 30, 2017, the Fund paid an ordinary income distribution of $90,429.

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of November 30, 2018, Charles Schwab, Inc. held in omnibus accounts for the benefit of others approximately 85% of the voting securities of the Fund and may be deemed to control the Fund.

8.  CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

9.  LINE OF CREDIT

The Fund has a secured $1,700,000 bank line of credit with U.S. Bank; all borrowings under the arrangement bear interest at the prime rate.  At November 30, 2018, the prime rate was 5.25%.  The Fund had total borrowings of $2,612,000 during the year ended November 30, 2018 and paid a total of $1,361 in related interest charges.  At the time of the borrowings, the prime rate was 4.50%.  The line of credit is collateralized by publicly traded stock held by the Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2018

10.  SUBSEQUENT EVENTS

On December 28, 2018, the Fund paid shareholders of record at December 27, 2018, a net investment income distribution of $277,833, equivalent to $0.096463 per share and a short-term capital gain distribution of $855,740, equivalent to $0.297111 per share. Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

NOTE 11.  NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued ASU No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

  of CCA Aggressive Return Fund, a series of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CCA Aggressive Return Fund (the “Fund”), a series of MSS Series Trust, including the schedule of investments in securities, as of November 30, 2018 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the two years in the period then ended.  The financial highlights for the three years ended November 30, 2016 were audited by other auditors whose report dated January 27, 2017, contained an unmodified opinion on the financial statements and financial highlights.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the CCA Aggressive Return Fund, a series of MSS Series Trust as of November 30, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements and the financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of November 30, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017

Abington, Pennsylvania

January 23, 2019

CCA AGGRESSIVE RETURN FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which consist of, management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2018 through November 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2018	November 30, 2018	June 1, 2018 to November 30, 2018

Actual	$1,000.00	$996.53	$4.50
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.56	$4.56

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CCA AGGRESSIVE RETURN FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2018 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ending June 30, are available without charge upon request by (1) calling the Fund at 1-800-595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund's first and third fiscal quarters end on the last day of February and August. The Fund's Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-595-4866.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-595-4866.

CCA AGGRESSIVE RETURN FUND

TRUSTEES AND OFFICERS

NOVEMBER 30, 2018 (UNAUDITED)

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Paul K. Rode, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1980	Trustee	Indefinite/ October 2016- present	Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005	4	None
Michael Young 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1950	Trustee	Indefinite/ October 2016 - present	November 2013-Present: Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities; June 2002-November 2013: Senior Federal Security Director for U.S. Department of Homeland Security	4	None

1The "Fund Complex" consists of the MSS Series Trust.

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Gregory B. Getts [1] 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1957	Trustee	Indefinite/ October 2016 - present	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012.	4	None
Brandon M. Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1978	Treasurer, Secretary and Chief Compliance Officer	Indefinite/ October 2016 - present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	NA	NA

1 Gregory B. Getts is considered an "Interested" Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President/owner of the Fund's distributor.

2 The "Fund Complex" consists of the MSS Series Trust.

The Independent Trustees are paid $300 each for quarterly board meetings.

Additional information about the Fund’s directors can be found in the Prospectus.

INVESTMENT ADVISER

Checchi Capital Advisers, LLC

9720 Wilshire Boulevard, Suite 400

Beverly Hills, CA  90212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

US Bancorp Fund Services, LLC

1555 N. River Center Drive

Milwaukee, WI  53212

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

DISTRIBUTOR

Arbor Court Capital, LLC

2000 Auburn Drive, Suite 120

Beachwood, OH  44122

This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Adviser

FY 2018

$ 13,000

$ 0

FY 2017

$ 11,750

$ 0

(b)

Audit-Related Fees

Registrant

Adviser

FY 2018

$ 0

$ 0

FY 2017

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2018

$ 2,750

$ 0

FY 2017

$ 2,750

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2018

$ 0

$ 0

FY 2017

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2018

$ 2,750

FY 2017

$ 2,750

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B. Getts

     Gregory B. Getts

     President

Date: February 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts

      Gregory B. Getts

      President

Date: February 6, 2019

By /s/ Brandon M. Pokersnik

      Brandon M. Pokersnik

      Secretary

Date: February 6, 2019